UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2020

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL        33140

(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (888) 963-7881

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Registrant”, “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 5.02 of this report is incorporated herein in its entirety by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the terms of the Company’s Management and Consultant Performance Plan (“MCPP”) previously described in the Company’s Form 8-K filed on April 30, 2020, the Company issued newly issued common stock of the Company to the following individuals as a result of the Company successfully achieving a total of three of the operational milestones (“Milestones”) as defined in the MCPP, which were based on the Company receiving approvals by the U.S. Food and Drug Administration (FDA) of three Investigational New Drug (IND) applications for its lead product, Organicell Flow, for patients diagnosed with moderate to severe acute respiratory syndrome (SARS) due to COVID-19 infection (see previous disclosure contained in the Company’s Form 8-K filed on May 5, 2020) and the disclosure in Item 8.01 of this report below:

Mr. Albert Mitrani	23,000,000 Shares
Mr. Ian Bothwell	23,000,000 Shares
Dr. Maria Mitrani	23,000,000 Shares
Dr. George Shapiro	23,000,000 Shares
Consultant	12,000,000 Shares

The Company issued the above-referenced Shares under the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act, as a transaction not involving a public offering.

Item 8.01	Other Events.

On May 19, 2020, Organicell issued a press release in which it announced the approval by the U.S. Food and Drug Administration (FDA) of two emergency compassionate use Investigational New Drug (eIND) applications for its lead product, Organicell Flow, each for a single patient severely ill from COVID-19.

A copy of the Company’s press release dated May 19, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

99.1	Press Release, dated May 19, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2020	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

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